SUBORDINATION AND STANDSTILL AGREEMENT


         THIS AGREEMENT is entered into by and among STRATFORD AMERICAN CORPORATION, an Arizona corporation, and STRATFORD AMERICAN CAR RENTAL SYSTEMS, INC., an Arizona corporation (collectively, individually, jointly and severally, the "Borrower"), the undersigned creditors (collectively and individually, "Creditor"), and IMPERIAL BANK ("Bank").

                                    RECITALS

         A. Borrower is indebted to Creditor, and Borrower proposes to obtain credit or has obtained credit from Bank; and

         B. Bank has indicated that it will extend or continue credit to Borrower if certain conditions are met, including without limitation, the requirement that Creditor execute this Agreement.

         NOW, THEREFORE, as an inducement to Bank to extend or continue credit and for other valuable consideration, the parties hereto agree as follows:


         1. INDEBTEDNESS SUBORDINATED. Creditor subordinates all Indebtedness now or at any time hereafter owing from Borrower to Creditor (including without limitation, interest thereon which may accrue subsequent to Borrower becoming subject to any state or federal debtor-relief statute) ("Junior Debt") to all Indebtedness now or at any time hereafter owing from Borrower to Bank ("Senior Debt"). Creditor irrevocably consents and directs that all Senior Debt shall be paid in full prior to Borrower making any payment on any Junior Debt. Creditor will, and Bank is authorized in the name of Creditor from time to time to, execute and file such financing statements and other documents as Bank may require in order to give notice to other persons and entities of the terms and provisions of this Agreement. As long as this Agreement is in effect, Creditor will not take any action or initiate any proceedings, judicial or otherwise, to enforce Creditor's rights or remedies with respect to any Junior Debt.

         2. INDEBTEDNESS DEFINED. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly with others, including without limitation, obligations and liabilities arising from notes, repurchase agreements and trust receipts.

         3. RESTRICTION OF PAYMENT OF JUNIOR DEBT; DISPOSITION OF PAYMENTS RECEIVED BY CREDITOR. Other than payments of accrued interest to Creditor, provided no default has occurred and is continuing under the Senior Debt, Borrower will not make, and Creditor will not accept or receive, any payment or benefit in cash or otherwise (or exercise any right of, or permit any set-off with respect to, the Junior Debt), directly or indirectly, on account of principal, interest or any other amounts owing on any Junior Debt. If any such payment is made in violation of this Paragraph, Creditor shall promptly deliver the same to Bank in the form received, with any endorsement or assignment necessary for the transfer of such payment from Creditor to Bank, to be either (in Bank's sole discretion) held as cash collateral securing the Senior Debt or applied in reduction of the Senior Debt in such order as Bank shall determine, and until so delivered, Creditor shall hold such payment in trust for and on behalf of, and as the property of, Bank. In the event that the Creditor shall exercise any right of set-off which the Creditor is not permitted to exercise under the provisions of this Agreement, the Creditor shall promptly pay over to Bank, in immediately available funds, an amount equal to the amount of the claims or obligations offset. If the Creditor fails to make any endorsement required under this Agreement, the Bank, or any of its offices or employees or agents on behalf of the Bank, is hereby irrevocably appointed as the attorney in-fact (which appointment is coupled with an interest) for the Creditor to make such endorsement in the Creditor's name.

         4. ACTION ON  SUBORDINATED  DEBT.  The  Creditor  will not commence any action or proceeding against the Borrower to recover all or any part of the Junior Debt, or join with any creditor (unless the Bank shall so join) in bringing any proceeding against the Borrower under any bankruptcy, reorganization, readjustment of debt, arrangement of debt receivership, liquidation or insolvency law or statute of the federal or any state government, unless and until the Senior Debt has been paid in full.

         5. DISPOSITION OF EVIDENCE OF INDEBTEDNESS. If there is any existing promissory note or other evidence of any Junior Debt, or if any promissory note or other evidence of Indebtedness is executed at any time hereafter with respect thereto, then Borrower and Creditor will mark the same with a legend stating that it is subject to this Agreement, and if asked to do so, will deliver the same to Bank. Creditor shall not, without Bank's prior written consent, assign, transfer, hypothecate or otherwise dispose of any claim it now has or may at any time hereafter have against Borrower at any time that any Senior Debt remains outstanding and/or Bank remains committed to extend any credit to Borrower.

         6. CONTINUING EFFECT. This Agreement shall constitute a continuing agreement of subordination, and the Bank may, without notice to or consent by the Creditor, modify any term of the Senior Debt in reliance upon this Agreement. Without limiting the generality of the foregoing, the Bank may, at any time and from time to time, either before or after receipt of any such notice of revocation, without the consent of or notice to the Creditor and
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
without incurring responsibility to the Creditor or impairing or releasing any of the Bank's rights or any of the Creditor's obligations hereunder:

                  (a) change the interest rate or change the amount of payment or extend the time for payment or renew or otherwise alter the terms of the Senior Debt or any instrument evidencing the same in any manner;

                  (b) sell, exchange, release or otherwise deal with any property at any time securing payment of the Senior Debt or any part thereof;

                  (c) release anyone liable in any manner for the payment or collection of the Senior Debt or any part thereof;

                  (d) exercise or refrain from exercising any right against the Borrower or any other person (including the Creditor); and

                  (e) apply any sums received by the Bank, by whomsoever paid and however realized, to the Senior Debt in such manner as the Bank shall deem appropriate.

         7. TERMINATION BY CREDITOR. Creditor may, to the extent provided herein, terminate this Agreement by delivering written notice to Bank. Any such notice must be sent to Bank by registered U.S. mail, postage prepaid, addressed to its office at 4343 East Camelback Road, Suite 444, Phoenix, Arizona 85018,
Attention: Mark Chambers, or at such other address as Bank shall from time to time designate. If such notice is received by Bank, this Agreement shall terminate as of the date of receipt, except that the obligations of Creditor and the rights of Bank hereunder shall continue with respect to all Senior Debt which existed at the time of Bank's receipt of such notice, or thereafter arose pursuant to any agreement to extend credit by which Bank is bound at the time of its receipt of such notice, and any extensions, renewals or modifications of any such then existing or committed Senior Debt, including without limitation, modifications to the amount of principal or interest payable on any Senior Debt and the release of any security for or any guarantors of all or any portion of any Senior Debt.

         8. INFORMATION. Creditor has established adequate, independent means of obtaining from Borrower on a continuing basis financial and other information pertaining to Borrower's financial condition. Creditor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Creditor's risks hereunder, and Creditor agrees that Bank shall have no obligation to disclose to Creditor information or material about Borrower which is acquired by Bank in any manner. Bank may, at Bank's sole option and without obligation to do so, disclose to Creditor any information or material relating to

Borrower which is acquired by Bank by any means, and Borrower hereby agrees to and authorizes any such disclosure by Bank.

         9. TRANSFER OF ASSETS OR REORGANIZATION OF BORROWER. If any petition is filed or any proceeding is instituted by or against Borrower under any provisions of the Bankruptcy Reform Act, Title 11 of the United States Code, or any other or similar law relating to bankruptcy, insolvency, reorganization or other relief for debtors, or generally affecting creditors' rights, or seeking the appointment of a receiver, trustee, custodian or liquidator of or for Borrower or any of its assets, any payment or distribution of any of Borrower's assets, whether in cash, securities or any other property, which would be payable or deliverable with respect to any Junior Debt, shall be paid or delivered to Bank until all Senior Debt is paid in full. Creditor grants to Bank the right to enforce, collect and receive any such payment or distribution and to give releases or acquittance therefor, and Creditor authorizes Bank as its attorney-in-fact to vote and prove the Junior Debt in any of the above-described proceedings or in any meeting of creditors of Borrower relating thereto.

         10. REPRESENTATIONS AND WARRANTIES. The Creditor hereby represents and warrants:

                  (a) The Creditor owns the Junior Debt free and clear of any lien, security interest or other encumbrance;

                  (b) The Creditor has all requisite power and authority to execute, deliver and perform this Agreement;

                  (c) The execution, delivery and performance by the Creditor of this Agreement is not and will not contravene any law or governmental regulation or any contractual restriction binding on or effecting the Creditor;

                  (d) No authorization or approval or other action by, or notice to, or filing with any governmental authority or other regulatory body or consent of any other person is required for the due execution, delivery and performance by the Creditor of this Agreement; and

                  (e) This Agreement constitutes the legal, valid and binding obligation of the Creditor, enforceable against it in accordance with its terms.

         11. OTHER AGREEMENTS; NO THIRD PARTY BENEFICIARIES. Bank shall have no direct or indirect obligations to Creditor of any kind with respect to the manner or time in which Bank exercises (or refrains from exercising) any of its rights or remedies with respect to the Senior Debt, Borrower or any of Borrower's assets. Creditor understands that there may be various agreements between Bank and Borrower evidencing and governing the Senior Debt, and Creditor acknowledges and agrees that such agreements are not intended to confer any benefits on Creditor. Creditor further acknowledges that Bank may administer the Senior Debt and any of Bank's agreements with Borrower in any way Bank deems appropriate, without regard to Creditor or the Junior Debt. Creditor waives any right Creditor might otherwise have to require a marshaling of any security held by Bank for all or any part of the Senior Debt or to direct or affect the manner or timing with which Bank enforces any of its security. Nothing in this Agreement shall impair or adversely affect any right, privilege, power or remedy of Bank with respect to the Senior Debt, Borrower or any assets of Borrower, including without limitation, Bank's right to: (a) waive, release or subordinate any of Bank's security or rights; (b) waive or ignore any defaults by Borrower; and/or (c) restructure, renew, modify or supplement the Senior Debt, or any portion thereof, or any agreement with Borrower relating to any Senior Debt. All rights, privileges, powers and remedies of Bank may be exercised from time to time by Bank without notice to or consent of Creditor.

         12. BREACH OF AGREEMENT BY BORROWER OR CREDITOR. In the event of any breach of this Agreement by Borrower or Creditor, then and at any time thereafter Bank shall have the right to declare immediately due and payable all or any portion of the Senior Debt without presentment, demand, protest or notice of dishonor, all of which are hereby expressly waived by Borrower and Creditor. No delay, failure or discontinuance of Bank in exercising any right, privilege, power or remedy hereunder shall be deemed a waiver of such right, privilege, power or remedy; nor shall any single or partial exercise of any such right, privilege, power or remedy preclude, waive or otherwise affect the further exercise thereof or the exercise of any other right, privilege, power or remedy. Any waiver, permit, consent or approval of any kind by Bank with respect to this Agreement must be in writing and shall be effective only to the extent set forth in such writing.

         13. MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties. If this Agreement is executed by more than one Creditor, it shall bind them jointly and severally. All words used herein in the singular shall be deemed to have been used in the plural where the context so requires.

         14. LIQUIDATED DAMAGES. Inasmuch as the actual damages which could result from a breach by Creditor of its duties under Paragraph 3 hereof are uncertain and would be impractical or extremely difficult to fix, Creditor shall pay to Bank, in the event of any such breach by Creditor, as liquidated and agreed damages, and not as a penalty, all sums received by Creditor in violation of this Agreement on account of the Junior Debt, which sums represent a reasonable endeavor to estimate a fair compensation for the foreseeable losses that might result from such a breach.
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
         15. COSTS, EXPENSES AND ATTORNEYS' FEES. If any party hereto institutes any judicial or administrative action or proceeding to enforce any provisions of this Agreement, or alleging any breach of any provision hereof or seeking damages or any other judicial or administrative remedy, the prevailing party or parties in such action or proceeding shall be entitled to receive from the losing party or parties all costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of such party's in-house counsel), incurred in connection with such action or proceeding.

         16. CONFLICT IN AGREEMENTS. If the subordination provisions of any instrument evidencing Junior Debt conflict with the terms of this Agreement, the terms of this Agreement shall govern the relationship between the Bank and the Creditor.

         17. NO WAIVER. No waiver shall be deemed to be made by the Bank of any of its rights hereunder unless the same shall be in writing signed on behalf of the Bank, and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of the Bank or the obligations of the Creditor to the Bank in any other respect at any time.

         18. BINDING EFFECT; ACCEPTANCE. This Agreement shall be binding upon the Creditor and the Creditor's heirs, legal representatives, successors and assigns and shall inure to the benefit of the Bank and its participants, successors and assigns irrespective of whether this or any similar agreement is executed by any other creditor of the Borrower. Notice of acceptance by the Bank of this Agreement or of reliance by the Bank upon this Agreement is hereby waived by the Creditor.

         19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         20. COUNTERPARTS. This Agreement may be executed in one or more counterparts.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of December 11, 1996.


BORROWER:

STRATFORD AMERICAN CORPORATION,
an Arizona corporation


By: /s/ Mel L. Shultz
    --------------------------

Title:  President
       -----------------------

STRATFORD AMERICAN CAR RENTAL
SYSTEMS, INC., an Arizona
corporation


By: /s/ Mel L. Shultz
    --------------------------

Title:  President
       -----------------------




BANK:

IMPERIAL BANK


By: /s/ R. Mark Chambers
    --------------------------

Title:  Vice President
       -----------------------


CREDITOR:


------------------------------
Susan L. Drescher-Mulzet



T.W.P. COMPANY


By:
    --------------------------

Title:
       -----------------------


------------------------------
Glen Campbell


------------------------------
Jerry Colangelo


------------------------------
Louis Gossett, Jr.


------------------------------
Edwin C. Lynch


------------------------------
John W. Teets

------------------------------
Anthony Wauterlek


WELLS FARGO EQUITY CORPORATION


By:
    --------------------------

Title:
       -----------------------
                                        8